                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  MAY 6, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                       HUTCHINSON TECHNOLOGY INCORPORATED
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       MINNESOTA                   0-14709                41-0901840
------------------------      ----------------      -----------------------
(State of Incorporation)      (Commission File          (I.R.S. Employer
                                   Number)             Identification No.)

     40 WEST HIGHLAND PARK DRIVE N.E.
          HUTCHINSON, MINNESOTA                                55350
---------------------------------------------           ---------------------
(Address of Principal Executive Offices)                     (Zip Code)

                                 (320) 587-3797
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

      The Annual Report on Form 10-K of Hutchinson Technology Incorporated (the "Company") for the fiscal year ended September 29, 2002 includes information regarding the Company's net loss excluding asset write-downs and severance costs (asset impairment and restructuring charges) as a percent of net sales for fiscal year 2001 and fiscal year 2000. The percents represent non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is provided as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            99    Reconciliation of Non-GAAP to GAAP Financial Measures




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HUTCHINSON TECHNOLOGY INCORPORATED


Date:  May 6, 2003                         /s/ John A. Ingleman
                                           ------------------------------------
                                           John A. Ingleman
                                           Vice President, Chief Financial
                                              Officer and Secretary





                                       3
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                                  EXHIBIT INDEX


No.        Description                                                               Manner of Filing
---        -----------                                                               ----------------

99         Reconciliation of Non-GAAP to GAAP Financial Measures...............      Filed Electronically